UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 22, 2008

Security With Advanced Technology, Inc.
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

001-32566 (Commission File Number)	20-1978398 (IRS Employer Identification No.)

10855 Dover Street, Suite 1100 Westminster, Colorado   80021
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (303) 439-0372

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  –  Other Events

                On January 22, 2008, the Company issued a press release titled, “Security With Advanced Technology Provides Updates on its Less-lethal Business Segment”. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  –  Exhibits

Exhibit No	Description

99.1	Press release dated January 22, 2008

Date: January 22, 2008	Security With Advanced Technology, Inc. By: /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Chief Executive Officer